Exhibit 10.3



COPIES TO:

Patrick Misko, ELVA, S.A.

Robert Pierre, ELVA, S.A.









DOCUMENTS SIGNED ON THE BEHALF OF ELVA ASIA PTE LTD, INCLUDING:




-    DOCUMENTS RELATED TO THE INCORPORATION OF ELVA ASIA PTE LTD.

- LEASE CONCERNING ELVA ASIA PTE LTD OFFICE PREMISES, SIGNED FOR A PERIOD OF TWO YEARS FROM AUGUST 2000.









                                                                  Franck CRESPIN
                                                               ELVA Asia Pte Ltd
                                                                        20-12-00

                                THE COMPANIES ACT
                                  (CHAPTER 50)
                                 Section 19 (2)
                                                                            FORM
                                                                             6
                            STATUTORY DECLARATION OF
                                   COMPLIANCE

Name of Company:           ELVA ASIA PTE LTD

     I,....Toh Kian Leong....of.....15 Beach Road, #03-10 Beach Centre Singapore
189677 *NCIR/S1206589B ...... so solemly and sincerely declare -

(a)  that  I am+  .....the  accountant  engaged  in  the  formation......of  the abovenamed proposed company;

(b)  that all the  requirements of the Companies Act and of the regulations made
     thereunder  in  respect  of  matters   precedent  and   incidental  to  the
     registration of the abovenamed proposed company have been complied with;

     And I make this solemn declaration conscientiously believing the same to be true and by virtue of the provisions of the Statutory Declarations Act 1835.

Declared at ..... Singapore ... this ...27th ... day of ... Oct ... 2000


                                                        /s/ Toh Kian Leong
                                                        -----------------------
                                                        Signature
                                                        Toh Kian Leong

Before me

Signature   /s/ Robin Lim Boon Cheng
              -----------------------------------
(Seal) [Commissioner for Oaths Singapore Robin Lim Boon Cheng C20000/0387 1 Apr 2000 - 31 Mar 2001]

--------------------------------------------------------
* Delete where inapplicable.
+ Insert "the solicitor/the accountant engaged in the formation" or "a person named in the articles as a director or secretary".
        =================================================================
Loged in the office of the Registrar of Companies &|        For Official Use
Businesses by                                      |---------------------------
Name: PARK CRESCENT SERVICES PTE LTD               | Date of Registration:
Address: 15 Beach Road #03-07                      | Receipt No:
             Beach Centre                          | Checked By:
             Singapore 189677
A/c No:                    Tel No: 336 2827
                           Fax No: 337 2806

                                THE COMPANIES ACT
                                  (CHAPTER 50)
                                 Section 19 (3)
                                                                            FORM
                                                                              7
                             CERTIFICATE OF IDENTITY

Name of Company:           ELVA ASIA PTE LTD

I ......Toh Kian Leong ......,  ... Certified Public Accountant ...., of .... 15
Beach Road, #03-10 Beach Centre, Sinapore 189677 ...... *NRIC/ No: ... S1206589B
 ....  do  hereby  certify  to the  best of my  knowledge  and  ability  that the following person(s) is/are identified by me as *Subscriber(s)/Officers(s) to the Memorandum and Articles of Association of the abovenamed proposed company:

1  Name of *subscriber/officer: Franck Bernard Alain Crespin
   Address: 48A Toh Tuck Road, #02-03 Signature Park, Singapore 596740
   Fin No: F7889057Q
   /Passport No: 99AE 00942                    Nationality: French
--------------------------------------------------------------------------------
2  Name of *subscriber/: Franck Bernard Alain Crespin
                         for and on behalf of Elva Inc
   Address: 48A Toh Tuck Road, #02-03 Signature Park, Singapore 596740
   Fin No: F7889057Q
   /Passport No: 99AE 00942                    Nationality: French
--------------------------------------------------------------------------------
3  Name of *subscriber/officer:
   Address:
   *NRIC/Passport No:                          Nationality:
--------------------------------------------------------------------------------
4  Name of *subscriber/officer:
   Address:
   *NRIC/Passport No:                          Nationality:
--------------------------------------------------------------------------------

Dated this ..... 6th ..... day of .... October .... 2000

                                            Signature: /s/ Toh Kian Leong
                                      Name of * /
                                                /
                                     Approved Company Auditor: Toh Kian Leong
* Delete where inapplicable.

        =================================================================
Loged in the office of the Registrar of Companies &|        For Official Use
Businesses by                                      |---------------------------
Name: PARK CRESCENT SERVICES PTE LTD               | Date of Registration:
Address: 15 Beach Road #03-07                      | Receipt No:
             Beach Centre                          | Checked By:
             Singapore 189677
A/c No:                    Tel No: 336 2827
                           Fax No: 337 2806

                                THE COMPANIES ACT
                                  (CHAPTER 50)
                                 Section 19 (3)
                                                                            FORM
                                                                              7
                             CERTIFICATE OF IDENTITY

Name of Company:           ELVA ASIA PTE LTD

I ......Leise Purtle ......, ... Notary Public ...., of .... 4847 Hopyard Rd Ste
4, Pleasanton, CA, U.S.A. 94588 ...... *Commission #: ... 1261602 .... do hereby certify to the best of my knowledge and ability that the following person(s) is/are identified by me as */Officers(s) to the Memorandum and Articles of Association of the abovenamed proposed company:

1  Name of */officers: Vincent Cedric Colnot
   Address: 17 rue Jean-Jacques Rousseau, 94200 Ivry, France

   /Passport No: 98IH 29410                    Nationality: French
--------------------------------------------------------------------------------
2  Name of *subscriber/officers:
   Address:
   *NRIC/Passport No:                          Nationality:
--------------------------------------------------------------------------------
3  Name of *subscriber/officers:
   Address:
   *NRIC/Passport No:                          Nationality:
--------------------------------------------------------------------------------
4  Name of *subscriber/officers:
   Address:
   *NRIC/Passport No:                          Nationality:
--------------------------------------------------------------------------------
Dated this ..... 6th ..... day of .... October .... 2000

(SEALOF THE STATE OF CALIFORNIA)
[LEISE PURTLE                                        Signature: /s/ Leise Purtle
COMM.#1261602                                Name of * Notary Public/
NOTARY PUBLIC-CALIFORNIA                               /
ALAMEDA COUNTY                                         /: Leise Purtle
My Comm.  Expires Apr.  22, 2004

* Delete where inapplicable.
        =================================================================
Loged in the office of the Registrar of Companies &|        For Official Use
Businesses by                                      |---------------------------
Name: PARK CRESCENT SERVICES PTE LTD               | Date of Registration:
Address: 15 Beach Road #03-07                      | Receipt No:
             Beach Centre                          | Checked By:
             Singapore 189677
A/c No:                    Tel No: 336 2827
                           Fax No: 337 2806

                                THE COMPANIES ACT
                                  (CHAPTER 50)
                                 Section 19 (3)
                                                                            FORM
                                                                             24
                          RETURN OF ALLOTMENT OF SHARES

Name of Company:           ELVA ASIA PTE LTD

         The issue of the shares referred to in this return was made pursuant to a resolution passed by the members of the company on ..... N.A. .....

         The shares referred to in this return were allotted, or are deemed to have been allotted under section 63(6) of the Companies Act, to the allottees on the dates indicated.

1 Payable in cash

Class of Shares                                     Ordinary     Preference   Others
Numbers of shares                                   50,000          |            |
Nominal amount of each share                        $1.00           |            |
Amount paid or due and payable on each share                        |            |
                                                    $1.00d         N.A.         N.A.
                             due and payable         -              |            |
Amount of premium paid or payable on each share      -              |            |

2 For a consideration other than cash (*See Form 25/contract in writing)

Class of Shares                                     Ordinary     Preference   Others
Numbers of shares                                    50,000          |          |
Nominal amount of each share                           N.A.         N.A.       N.A.
Amount to be treated as paid on each share              |            |          |

The consideration for which the shares have been so alloted is as follows:

----------------------------------  N.A. -----------------------------------



        =================================================================
Loged in the office of the Registrar of Companies &|        For Official Use
Businesses by                                      |---------------------------
Name: PARK CRESCENT SERVICES PTE LTD               | Date of Registration:
Address: 15 Beach Road #03-07                      | Receipt No:
             Beach Centre                          | Checked By:
             Singapore 189677
A/c No:                    Tel No: 336 2827
                           Fax No: 337 2806

Form 24 Continuation Sheet 1

(Please use continuation sheets if space provided is insuffient)
                                                                            FORM
                                                                             24
Name of Company:           ELVA ASIA PTE LTD

Company No:

3 List of the allottees and an account of the shares allotted to them are as follows:

(a) Name                                   (e) + No and class of shares allotted and
(b) Address                                consideration therefor
(c) NRIC/Passport No/Registration No       (f) Date of allotment
(d) Nationality/Country of Incorporation
-----------------------------------------  ------------------------------------------

Elva Inc.                                   499,999 oridnary shares of $1.00 each alloted
222 Lakeview Avenue                         for cash on date of incorporation
Suite 415
West Palm Beach
Florida
United States of America
Regn No: 65-0790761
Incorporated in the United States of America


Franck Bernard Alain Crespin 1 ordinary share of $1.00 each alloted for 48A Toh Tuck Road cash on date of incorporation #02-03 Signature Park
Singapore 596740
P/P: 99AE00942
Fin: F7889057Q
French

* Delete where inapplicable.
+  Please   specify   if  class  of  shares  is  other   than   Ordinary   (i.e.
Preference/Others) and if consideration is otherwise than in cash.
  Details of consideration need not be provided.

Form 24 Continuation Sheet 2

(Please use continuation sheets if space provided is insuffient)
                                                                         FORM 24
Name of Company:           ELVA ASIA PTE LTD

Company No:

4 Upon the abovementioned allotment of shares, the position of the Share Capital is as follows:


                               Oridinary             Preference        Others
Authorised Share Capital       $ 100,000.00             |                 |
Issued Share Capital           $   50,000.00           N.A.              N.A.
Paid-up Share Capital          $   50,000.00            |                 |

CERTIFICATE:

I hereby certify, in relation to the abovenamed company, that -

     (a)  the company has more than 500 members;

     (b)  the  company  keeps  its  principal   shares   register  at  (address)
          -------------------------

     (c) the company provides reasonable accommodation and facilities for persons to inspect and take copies of its list of members and its particulars of shares transferred;

     (d)  the shares referred to in this return were allotted for cash;

     (e)  the  shares   referred  to  in  this  return  were   allotted   for  a
          consideration other than cash and the number of persons to whom the shares have been allotted exceeds 500.


Dated:   6 October 2000


                                    Signature: /s/ Franck Bernard Alain Crespin

                               Name of *Director/: FRANCK BERNARD ALAIN CRESPIN

-----------------------------------------
* Delete wher inapplicable
+ This Certificate is not to be completed if paragraph 3 of this form is completed.

                                THE COMPANIES ACT
                                  (CHAPTER 50)
                         Sections 143 (1) and 368 (1)(f)
                                                                            FORM
                                                                              44
                             NOTICE OF SITUATION OF
                            REGISTERED OFFICE AND OF
                             OFFICE HOURS AT TIME OF
                                  REGISTRATION

Name of Company:           ELVA ASIA PTE LTD

Company No:

The Registrar of Companies & Businesses,
Singapore

     The abovenamed company gives notice that at the time of incorporation:

     (a)  its registered office will be situated at:    7500A Beach Road
                                                        #14-306/307 The Plaza
                                                        Singapore 199591



     (b) the days and hours during which the office will be open and accessible to the public will be:

                                               Mondays to Fridays
                                              (from 9.00 a.m. to 6.00 p. m.)

Dated this ..6th ..day of ....October ....2000


                                      Signature: /s/ Frank Bernard Alain Crespin
                                      ------------------------------------------

                              Name of *Director/: FRANCK BERNARD ALAIN CRESPIN

-----------------------------------------
* Delete wher inapplicable
        =================================================================
Loged in the office of the Registrar of Companies &|        For Official Use
Businesses by                                      |---------------------------
Name: PARK CRESCENT SERVICES PTE LTD               | Date of Registration:
Address: 15 Beach Road #03-07                      | Receipt No:
             Beach Centre                          | Checked By:
             Singapore 189677
A/c No:                    Tel No: 336 2827
                           Fax No: 337 2806

                                THE COMPANIES ACT
                                  (CHAPTER 50)
                                 Section 146 (1)
                                                                            FORM
                                                                              45
                           CONSENT TO ACT AS DIRECTOR
                              AND STATEMENT OF NON
                             DISQUALIFICATION TO ACT
                                   AS DIRECTOR

Name of Company:           ELVA ASIA PTE LTD

Company No:

     I .....Frank  Bernard Alain Crespin  ......(Name) of ....48A Toh Tuck Road,
#02-03   Signature  Park,   Singapore  596740   ....(Address),   */Passport  No:
 ...99AE00942  (Fin No: F7889057Q) ..... hereby consent to act as director of the abovenamed  company  with  effect  from  ...date of  incorporation  ....  and as required under section 146(1) of the Companies Act, I state as follows:

     (1)  That I am  not  less  than  21  years  of age  and  that I am of  full capacity.
     (2) That I am not an undischarged bankrupt in Singapore or in any other foreign jurisdiction.
     (3) Within a period of 5 years preceding the date of this statement I have not had any disqualification order made by the High Court of Singapore against me under section 149 or 154(2) of the Act.
**   (4)  That within a period of 5 years  preceding 12 November 1993 I have not been convicted whether within or without Singapore, of any offence -
          (a) in connection with the promotion, formation or management of a corporation;
          (b) involving fraud or dishonesty punishable on conviction with imprisonment for 3 months or more; or
          (c) under section 157 (failure to act honestly and diligently as a director or making improper use of company information for gain) or under 339 (failure to keep proper company accounts books) of the Act.
**   (5)  That within a period of 5 years preceding the date of this statement I have not been convicted, in Singapore or elsewhere, of any offence involving fraud or dishonesty punishable on conviction with imprisonment for 3 months or more.
     (6)  That -
          (a) I have not been convicted of 3 or more offences under the Compnaies Act in relation to the requirements on the filing of returne, accounts or other documents with the Registrar of Companies and have not had 3 or more order of the High Court of Singapore made against me under section 13 or 399 of the Act in relation to such requirements; and
          (b) involving fraud or dishonesty punishable on conviction with imprisonment for 3 months or more; or
     (7) By virtue of the foregoing I am not disqualified from acting as a director of the above named company.

*Delete wher inapplicable
**Where   the   disqualified   person   is   sentence   to   imprisonment,   his
disqualification takes effect on conviction and continues of a period of 5 years on his release from prision.

Form 45 Continuation Sheet 1

Name of Company:           ELVA ASIA PTE LTD
                                                                            FORM
                                                                              45
Company No:

     (8)  That -
          *(a) I have read and understand the above statements; or *(b) the above statements were interpreted to me in

                                  -
        -----------------------------------------------------------------------
        by                        -
        -----------------------------------------------------------------------
        NRIC NO:                  -
        -----------------------------------------------------------------------

          before I executed this form and I confirm that the statements are true. I am also aware that I can be prosecuted in Court if I willfully give any information on this form which is false.



                                Signature: /s/ Frank Bernard Alain Crespin
                                         --------------------------------------
                                         FRANK BERNARD ALAIN CRESPIN

         I do hereby certify that the abovenamed person appeared before me and signed the Consent together with the Statement in my presence and that I have verified his/her identity.



                                Signature: /s/ Toh Kian Leong
                                         --------------------------------------
                                         TOH KIAN LEONG

                        Name of: Approved Company Auditor

Dated this .... 6th .... day of .... October .... 2000

* Delete wher inapplicable
        =================================================================
Loged in the office of the Registrar of Companies &|        For Official Use
Businesses by                                      |---------------------------
Name: PARK CRESCENT SERVICES PTE LTD               | Date of Registration:
Address: 15 Beach Road #03-07                      | Receipt No:
             Beach Centre                          | Checked By:
             Singapore 189677
A/c No:                    Tel No: 336 2827
                           Fax No: 337 2806

NAME OF COMPANY:                ELVA ASIA PTE LTD
                        --------------------------------


Name: Frank Bernard Alain CRESPIN                 Chinese Characters:      N.A.
Town & Place of Birth: Les Lilas, France          Date of Birth: 12 January 1969
Natinality/Citizenship     (a) Current:    French
                           (b) At Birth: Frenc
Occupation:     Area Manager
Travel Document Number: 99AE00942                 Date of Issue: 26 October 1999
(Please specify: whether PASSPORT/
Certificate of Identity/Document of
Identity/Others)
                              Country of Issue: Singapore
                                    (French Embassy)
Identity Card -FIN- Number: F7889057Q              Date of Issue:   Dec 1999
                              Country of Issue: Singapore
Address In:(a) Singapore        48A Toh Tuck Road
                                #02-03 Signature Park
                                Singapore 596740
            (b) Overseas

            (c) Others
                              N.A.
                              N.A.
Countries of Residence
(if different from Country of Birth)
      Period
From         To               Country

1969         1994             France
1994         1995             United Kingdom
1995         1996             France
1996         Present          Singapore



                                       /s/ Frank Bernard Alain Crespin
                                       -----------------------------------------
                                                         Signature

                                       FRANK BERNARD ALAIN CRESPIN
                                       -----------------------------------------
                                       Name of Person Completing this Form

                                THE COMPANIES ACT
                                  (CHAPTER 50)
                                 Section 146 (1)
                                                                            FORM
                                                                              45
                           CONSENT TO ACT AS DIRECTOR
                              AND STATEMENT OF NON
                             DISQUALIFICATION TO ACT
                                   AS DIRECTOR

Name of Company:           ELVA ASIA PTE LTD

Company No:

     I  .....Vincent  Cedric  Colnot  ......(Name)  of ....17  rue  Jean-Jacques
Rousseau,  94200 Ivry, France  ....(Address),  */Passport No: ...98IH29410 .....
hereby  consent to act as director of the  abovenamed  company  with effect from
 ...date of  incorporation  ....  and as  required  under  section  146(1) of the
Companies Act, I state as follows:

     (1)  That I am  not  less  than  21  years  of age  and  that I am of  full capacity.
     (2) That I am not an undischarged bankrupt in Singapore or in any other foreign jurisdiction.
     (3) Within a period of 5 years preceding the date of this statement I have not had any disqualification order made by the High Court of Singapore against me under section 149 or 154(2) of the Act.
**   (4)  That within a period of 5 years  preceding 12 November 1993 I have not been convicted whether within or without Singapore, of any offence -
          (a) in connection with the promotion, formation or management of a corporation;
          (b) involving fraud or dishonesty punishable on conviction with imprisonment for 3 months or more; or
          (c) under section 157 (failure to act honestly and diligently as a director or making improper use of company information for gain) or under 339 (failure to keep proper company accounts books) of the Act.
**   (5)  That within a period of 5 years preceding the date of this statement I have not been convicted, in Singapore or elsewhere, of any offence involving fraud or dishonesty punishable on conviction with imprisonment for 3 months or more.
     (6)  That -
          (a) I have not been convicted of 3 or more offences under the Compnaies Act in relation to the requirements on the filing of returne, accounts or other documents with the Registrar of Companies and have not had 3 or more order of the High Court of Singapore made against me under section 13 or 399 of the Act in relation to such requirements; and
          (b) involving fraud or dishonesty punishable on conviction with imprisonment for 3 months or more; or
     (7) By virtue of the foregoing I am not disqualified from acting as a director of the above named company.

*Delete wher inapplicable
**Where   the   disqualified   person   is   sentence   to   imprisonment,   his
disqualification takes effect on conviction and continues of a period of 5 years on his release from prision.

Form 45 Continuation Sheet 1

Name of Company:           ELVA ASIA PTE LTD
                                                                            FORM
                                                                              45
Company No:

     (8)  That -
          *(a) I have read and understand the above statements; or *(b) the above statements were interpreted to me in

                                  -
        -----------------------------------------------------------------------
        by                        -
        -----------------------------------------------------------------------
        NRIC NO:                  -
        -----------------------------------------------------------------------

          before I executed this form and I confirm that the statements are true. I am also aware that I can be prosecuted in Court if I willfully give any information on this form which is false.


                                  Signature: /s/ Vincent Cedric Colnot
                                           ------------------------------------
                                           VINCENT CEDRIC COLNOT

         I do hereby certify that the abovenamed person appeared before me and signed the Consent together with the Statement in my presence and that I have verified his/her identity.


(SEALOF THE STATE OF CALIFORNIA)
[LEISE PURTLE                                        Signature: /s/ Leise Purtle
COMM.#1261602                            Name of * Notary Public/
NOTARY PUBLIC-CALIFORNIA                                    /
ALAMEDA COUNTY                                              /: Leise Purtle
My Comm.  Expires Apr.  22, 2004]
Dated this ..... 6th ..... day of .... October .... 2000

* Delete where inapplicable.
        =================================================================
Loged in the office of the Registrar of Companies &|        For Official Use
Businesses by                                      |---------------------------
Name: PARK CRESCENT SERVICES PTE LTD               | Date of Registration:
Address: 15 Beach Road #03-07                      | Receipt No:
             Beach Centre                          | Checked By:
             Singapore 189677
A/c No:                    Tel No: 336 2827
                           Fax No: 337 2806

NAME OF COMPANY:              ELVA ASIA PTE LTD
                        --------------------------------


Name: Vincent Cedric COLNOT                     Chinese Characters:         N.A.
Town & Place of Birth: Moulins, France          Date of Birth: 24 August 1963
Natinality/Citizenship     (a) Current:    French
                           (b) At Birth: French
Occupation:          President
Travel Document Number: 98IH29410               Date of Issue:   26 March 1998
(Please specify: whether PASSPORT/
Certificate of Identity/Document of
Identity/Others)
                              Country of Issue: France
Identity Card Number:          N.A.                        Date of Issue:   N.A.
                              Country of Issue: N.A.
Address In:(a) Singapore                                   N.A.


            (b) Overseas

            (c) Others
                              17 rue Jean-Jacques Rousseau
                              94200 Ivry
                              France
                              N.A.
Countries of Residence
(if different from Country of Birth)
      Period
From         To               Country


                N.A.






                                Signature: /s/ Vincent Cedric Colnot
                                         --------------------------------------
                                                           Signature

                                         VINCENT CEDRIC COLNOT
                                         --------------------------------------
                                         Name of Person Completing this Form

                                THE COMPANIES ACT
                                  (CHAPTER 50)
                         Section 146(1), 173(6) and 205
                                                                            FORM
                                                                              49
                          RETURN GIVING PARTICULARS IN
                        REGISTER OF DIRECTORS, MANAGERS,
                            SECRETARIES AND AUDITORS
                           AND CHANGES OF PARTICULARS

Name of Company:           ELVA ASIA PTE LTD

Company No:

The *particulars are as follows:

(a) Name                        (c)*NRIC/Passport No     (f) Nature of Appointment/ Change
(b) Reidential Address          (d) Nationality          /Cessation and Effective Date (For
                                (e) Occupation           new companies, state "Appointed with
                                                         effect from date of incorporation")
+    DIRECTORS

Franck Bernard Alain Crespin    P/P: 99AE00942           Appointed with effect from date of
48A Toh Tuck Road               Fin: F7889057Q           incorporation
#02-03 Signature Park           French
Singapore 596740                Area Manager

Vincent Cedric Colnot           P/P: 98IH29410           Appointed with effect from date of
17 rue Jean-Jacques Rousseau    French                   incorporation
94200 Ivry France               President

Dated ... 6 October 2000 ...

                                    Signature   /s/ Frank Bernard Alain Crespin
                                              ---------------------------------
                                    Name of *Director/
This Form consists of this page                FRANK BERNARD ALAIN CRESPIN
         *and - continuations sheets          ---------------------------------

* Delete where inapplicable.
+Insert headings, ie, Directors, Managers, Secretaries or Auditors
-----------------------------
Note: Attach Annexes for particulars of other directorships of public companies or thier subsidiaries in Singapore. Changes in respect of NRIC/Passport No and address notified herin will be updated by the Registry in all other companies of which the above persons are officers and shareholder. Auditors need only give their firm's name and address.
        =================================================================
Loged in the office of the Registrar of Companies &|        For Official Use
Businesses by                                      |---------------------------
Name: PARK CRESCENT SERVICES PTE LTD               | Date of Registration:
Address: 15 Beach Road #03-07                      | Receipt No:
             Beach Centre                          | Checked By:
             Singapore 189677
A/c No:                    Tel No: 336 2827
                           Fax No: 337 2806

                                THE COMPANIES ACT
                                  (CHAPTER 50)
                  Sections 50(2)(b) and (d), 45(1)(h), 109(3),
                    213(8)(a), 368(1)(a), (b), (e), .....etc
                                                                            FORM
                                                                              94
                              GENERAL LODGMENT FORM

Name of Company:           ELVA ASIA PTE LTD

Company No:

Name of person lodging this form:  Franck Bernard Alain Crespin

*/Passport No:                     99AE00942
   Fin No:                         F7889057Q

Address:                           48A Toh Tuck Road, #02-03 Signature Park,
                                   Singapore 596740

Designation:                       Director

1    I, the  abovenamed  person,  hereby lodge the following  document (the text of which is set out below) in respect of the above mentioned company:

         (1) Nature of document:            Power of Attorne

         (2) Date of document:              7 September 2000

         (3) The text of the document is as follows:
                  *(The document is annexed hereto)

                         The document is annexed hereto

2    This lodgment was compled and signed by me on:   6 October 2000

/s/ Frank Bernard Alain Crespin
--------------------------------------------
Signature of person making lodgment

FRANK BERNARD ALAIN CRESPIN * Delete where inapplicable.
        =================================================================
Loged in the office of the Registrar of Companies &|        For Official Use
Businesses by                                      |---------------------------
Name: PARK CRESCENT SERVICES PTE LTD               | Date of Registration:
Address: 15 Beach Road #03-07                      | Receipt No:
             Beach Centre                          | Checked By:
             Singapore 189677
A/c No:                    Tel No: 336 2827
                           Fax No: 337 2806

                               POWER OF ATTORNEY
                       ---------------------------------


BY THIS POWER OF ATTORNEYgiven on the 7th day of September 2000, Elva, Inc., a Company incorporated in the United States of America and having its registered office at 222 Lakeview Avenue, Suite 415, West Palm Beach, FLORIDA, USA, hereby appoint Mr Franck Bernard Alain CRESPIN (Passport No. 99AE00942 and FIN:
F7889057Q) of 48A Toh Tuck Road #02-03 Signature Park, 596 740 Singapore, (hereinafter called "the attorney") as its true and lawful attorney and tha the attorney be and is herby authorized to subscribe on behalf of Elva, Inc., to the Memorandum and Articles of Association of a Company to be incorporated in Singapore and to be known as Elva Asia Pte Ltd for 49,999 ordinary share of S$1.00 each in the capital of such Company and to sign any other documents requiring execution by Elva Inc. relating to the incorporation of such Company.





The Common Seal of Elva Inc.  )
                              )        ELVA, Inc.
is hereunto affixed in the    )        222 Lakeview Avenue, Suite 415
                              )        West Palm Beach
presence of:                   )        FLORIDA 33401 - USA
                              )








/s/ Patrick Misko                          /s/
------------------------------             ------------------------------------
DIRECTOR                                   DIRECTOR/SECRETARY


                                   ELVA, Inc.
       222 Lakeview Avenue, Suite 415 - / West Palm Beach, FL 33401 - USA
                   Tel: (561) 659 65 30 - Fax: (561 659 53 71

                                                     Original

                                 INLAND REVENUE
                                    AUTHORITY
                                  OF SINGAPORE



                            Certificate of Stamp Duty

 Certificate No.              : 014051-00LA1-1-031929600
 Certificate Issued Date      : 20/12/2000

 User's Reference             : 0007/LS
 Unique Doc. Reference        : 2000122000358
 Description of Document      : Agreement For Lease (Ad Valorem)
 Date of Document             : 20/12/2000

 Property Description         :
 Building                     : 7500A, Beach Road, #14-306/307, Singapore 199591

 Landlord/Lessor              : AGROPURO ENTERPRISES PTE LTD (ROC-198204004N)
 Tenant/Lessee                : ELVA ASIA PTE LTD (ROC - 200009237H)

 Stamp Duty                   : S$ 288.00
 Total Amount                 : S$288.00

 20/12/2000fjc2001
 S$ 288.00
 014051-00LA1-1-031929600

 fl44efb13f92f4daaa1c55628849aa0a

                                TENANCY AGREEMENT

AN AGREEMENT made on the 20th of December Two Thousand (2000)

BETWEEN

AGROPURO ENTERPRISES PTE LTD

Company Registration No: 198204004N of 7500A Beach Road #14-305 The Plaza Singapore 199591 (hereinafter called "the Landlord" which expression shall where the context so admits include the person entitled for the time being to the reversion immediately expectant on the term hereby created) of the one part

AND

ELVA ASIA PTE LTD

Company Registration No: 200009237H of 7500A Beach Road #14-306/307 The Plaza Singapore 199591 (hereinafter called "the Tenant" which expression shall where the context so admits include the Tenant's successors and assigns) of the other part.

NOW IT IS HEREBY AGREED as follows:

1 The Landlord agrees to let and the Tenant agrees to take all that property known as 7500A Beach Road #14-306/307 The Plaza Singapore 199591 (hereinafter called "the said premises") together with the furniture, fixtures and fittings therein belonging to the Landlord (hereinafter called "the furniture") TO HOLD unto the Tenant from the 16th day of August 2000 for a term of Two (2) Years, at the rent of DOLLARS Three Thousand Only (S$3,000.00) per month comprising:

     (a) Dollars Two Thousand Three Hundred Ninety Seven & Cents Thirty Only (S$2,397.30) being rental in respect of the said premises;

     (b) Dollars Six Hundred Two & Cents Seventy Only (S$602.70) being maintenance charges; and

     The first payment of Dollars Three Thousand Only (S$1,500.00) for the rent for the period from 16th August 2000 to 31 August 2000 is payable on the signing of this Agreement. Subsequent payment of Dollars Three Thousand Only (S$3,000.00) is payable monthly in advance without deduction whatsoever on the 1st day of each month.

2.   The Tenant hereby agrees with the Landlord as follows:

(a)  To pay the said rent at the times and in manner aforesaid.

(b) To pay a deposit of DOLLARS Six Thousand Only (S$6,000.00) being equal to Two (2) months rent upon the signing of this Agreement (the receipt whereof the Landlord hereby acknowledges) as security against the breach of any term or condition of this Agreement, such deposit to be refunded (free of interest) at the expiry or lawful termination of this tenancy. This deposit shall not be utilised as set-off for any rent due and payable during the duration of this Agreement.

(c) To pay all charges due in respect of any telephones or other equipment installed at the said premises, including any tax payable thereon.

(d) To pay all charges for the supply of water, electricity, gas and any water borne sewerage system, any such installations installed or used at the said premises, including any tax payable thereon.

(e) To keep the interior of the said premises including the furniture and the doors and windows thereof in good and tenantable repair and condition throughout this tenancy (fair wear and tear and damage by any act beyond the control of the Tenant expected).

(f) To permit the Landlord and its agents, surveyors and workmen with all necessary appliances to enter upon the said premises at all reasonable times by prior appointment for the purpose whether of viewing the condition thereof or of doing such works and things as may be required for any repairs, alterations or improvements whether of the said premises or of any parts of any building to which the said premises may form a part of or adjoin.

(g) To replace electric bulbs, tubes and other expendable items at its own expense up to Dollars One Hundred (S$100.00) per item. Such expenditure in excess of Dollars One Hundred (S$100.00) shall be borne by the Landlord.

(h) To comply with all such rules and regulations and terms and conditions as may be imposed from time to time on occupiers of the building by the Management Corporation or other bodies (where applicable) for the proper management of the same.

(i) To yield up the said premises at the expiration or sooner determination of this tenancy in such good and tenantable repair and condition (fair wear and tear excepted) as shall be in accordance with the conditions, covenants and stipulations herein contained and with all locks keys and furniture.

(j) To keep the air-conditioning units installed at and for the said premises in good and tenantable repair and condition.

(k) During the two (2) months immediately preceding the expiration of the tenancy herein to permit the Landlord or its representatives at all reasonable times and by prior appointment to bring interested parties to view the said premises for the purpose of letting the same.

(l) During the duration of this tenancy, allow the Landlord or its representatives at all reasonable times and by prior appointment to bring any interested parties to view the said premises in the event of a prospective sale thereof. The said premises shall be sold subject to this tenancy.

(m) Not to make or permit to be made any structural alterations to the said premises.

(n) Not to use the said premises or any part thereof other than an office in connection with and for the purpose of the Tenant's business and to obtain licenses and permits at the Tenant's expenses from the relevant authorities where necessary.

(o) Not to exceed the maximum electricity load and not to load or permit to be loaded on any part of the floors of the said premises weights exceeding those Specified by the Landlord, Management Corporation or other bodies (where applicable).

(q) Not to assign sublet or part with the possession of the said premises or any part thereof without the written consent of the Landlord which consent shall not be unreasonable withheld in the case of a respectable and responsible tenant. This prohibition shall not apply to the occupation of the said premises or any part thereof by any person or persons employed or engaged by the Tenant or members of the Tenant's family where applicable.

(r) Not to keep or permit to be kept on the said premises or any part thereof any materials of a dangerous or explosive nature or the keeping of which may contravene any statute or subsidiary legislation.

(s) Not to do or permit to be done anything whereby the policy or policies of insurance on the said premises against damage by fire may become void or voidable or whereby the premium thereon may be increased.

3.   The Landlord hereby agrees with the Tenants as follows:

(a) To pay all rates, taxes, maintenance charges and any surcharges thereon, assessments and outgoings (except as otherwise provided in this Agreement) which are or may hereafter be charged or imposed on the said premises including any surcharges payable thereon.

(b) To insure the said premises against loss or damage by fire and to pay all premium thereon.

(c) To be responsible for the repair and replacement of parts in respect of the air-conditioning units installed at the said premises save where the same are caused by any act, default, neglect or omission on the part of the Tenant or any of its servants agents occupiers contractors guests or visitors.

(d) To maintain the structural condition of the said premises including sanitary pipes and electrical wiring and to keep the roof of the said premises in good and tenantable repair and condition.

(e) That the Tenant paying the rent hereby reserved and observing and performing the several conditions, covenants and stipulations on the Tenant's part herein contained shall peaceably hold and enjoy the said premises during this tenancy without any interruption by the Landlord or any person rightfully claiming under or in trust for the Landlord.

4.   Provided always and it is expressly agreed as follows:

(a) If the rent hereby reserved shall not be paid for seven (7) days after its due date or if there shall be a breach of any of the conditions, covenants or stipulations on the part of the Tenant herein contained, the Landlord shall be entitled to re-enter upon the said premises and thereupon this tenancy shall immediately absolutely determine but without prejudice to any right of action of the Landlord for damage or otherwise in respect of any such breach or any antecedent breach.

(b) In the event the rent remaining unpaid seven (7) days after becoming payable (whether formally demanded or not), it shall be lawful for the Landlord to claim interest at ten percent

(10%)per annum on the amount unpaid calculated from after the date due to the date of actual payment.

(c) The Landlord shall not be liable to the Tenant or the Tenant's servants agents or agents or other persons in the said premises or persons calling upon the Tenant for any accidents happening, injury suffered, damage to or loss of any chattel property sustained on the said premises.

(d) In case the said premises or any part thereof shall at any time during this tenancy be destroyed or damaged by fire lightning riot explosion or any other cause beyond the control of the parties hereto so as to be unfit for occupation and use, then and in every such case (unless the insurance money shall be wholly or partially irrecoverable by reason solely or in part of any act, default, neglect or omission of the Tenant or any of their servants agents occupiers guests or visitors), the rent hereby reserved or a just and fair proportion thereof according to the nature and extent of the destruction or damage sustained shall be suspended and cease to be payable in respect of any period while the said premises shall continue to be unfit for occupation and use by reason of such destruction or damage.

(e) In case the said premises shall be destroyed or damaged as aforesaid, either party shall be at liberty by notice in writing to the other determine this tenancy, and upon such notice being given, this tenancy or the balance thereof shall absolutely cease and determine and the deposit paid hereunder together with a reasonable proportion of such advance rent as has been paid hereunder, where applicable, shall be refunded to the Tenant forthwith but without prejudice to any right of action of either party in respect of any antecedent breach of this Agreement by the other.

(f) The Landlord shall on the written request of the Tenant made less than three (3) months before the date of expiry of this tenancy, and if there shall not at the time of such request be any existing breach or any non-observance of any of the conditions, covenants or stipulations on the part of the Tenant herein contained, at the expense of the Tenant, grant to the Tenant a tenancy of the said premises for a further term of One (1) year from the date of expiry of this tenancy at a rent to be agreed based on the prevailing market rent but otherwise containing the like conditions, covenants and stipulations as are herein contained with the exception of this option for renewal. In the event of failure to reach agreement as to the rent, the rent shall be determined by a valuer to be appointed by the Landlord and the Tenant. The costs of the valuer shall be borne equallybetween the Land lord and the Tenant.

(g) The waiver by either party of a breach or default of any of the provisions in this Agreement shall not be construed as a waiver of any succeeding breach of the same or other provisions nor any delay or omission on the part of either party to exercise or avail itself of any right that it has or may have herein, operates as a waiver of any breach or default of the other party.

(h) Any notice served under or in any way in connection with this Agreement shall be sufficiently served on the Tenant if left at the said premises or delivered to the Tenant personally or sent to the Tenant at the said premises by registered post and shall be sufficiently served on the
     Landlord if delivered to the Landlord personally or sent to the abovementioned address by registered post. Any notice sent by registered post shall be deemed to be given at the time when in due course of post it would be delivered at the address to which it is sent.

(i) The stamp duty for stamping this Agreement in duplicate shall be borne by the Tenant and shall be paid on the date of signing of this Agreement.

(j)  This Agreement shall be subject to the laws of the Republic of Singapore.


IN WITNESS WHEREOF the parties have hereunto set their hands the day and year first above written.


SIGNED by the Landlord

AGROPURO ENTERPRISES PTE LTD

In the presence of:
Name     : Toll Soo Cainug
NRIC No. : 01138345J
Address  : 22 Rochdale Spou1953


SIGNED by the Tenant

ELVA ASIA PTE LTD

In the presence of:
Name     : Lioenl Wong
NRIC No.:
Address: